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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 8, 2003 Amending Form 8-K dated September 17, 2002
Date of Report (Date of earliest event reported)

TEXEN OIL & GAS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-33193	88-0435904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10603 Grant Road Suite 209 Houston, TX 77070
(Address of principal executive offices including zip code)

(604) 925-0220
Registrant's telephone number, including area code

None
(Former name or former address, if changed since last report.)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Board of Directors
Texas Gohlke Partners, Inc.
Vancouver, BC
CANADA

INDEPENDENT AUDITOR'S REPORT

We have audited the accompanying balance sheet of Texas Gohlke Partners, Inc. as of June 30, 2002 and the related statements of operations, stockholders' equity and cash flows for the initial period of May 31, 2002 to June 30, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Texas Gohlke Partners, Inc. as of June 30, 2002 and the related statements of operations, stockholders' equity and cash flows for the initial period ended June 30, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company has negative working capital and has not achieved profitable operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Williams & Webster, P.S.
Williams & Webster, P.S.
Certified Public Accountants
Spokane, Washington
March 18, 2003

TEXAS GOHLKE PARTNERS, INC. BALANCE SHEET June 30, 2002

ASSETS
CURRENT ASSETS
Accrued oil and gas revenues receivable	$23,982

PROPERTY AND EQUIPMENT
Producing oil and gas properties	331,832
Lease and well equipment	1,577,966
Less accumulated depreciation, depletion,
amortization and impairment	(19,451)
TOTAL PROPERTY AND EQUIPMENT	1,890,347

TOTAL ASSETS	$1,914,329
LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$67,040

COMMITMENTS AND CONTINGENCIES	-

STOCKHOLDERS' EQUITY
Common stock, no par value; 1,000 shares
authorized, 1,000 issued and outstanding	1,909,798
Accumulated deficit	(62,509)
TOTAL STOCKHOLDERS' EQUITY	1,847,289

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$1,914,329

The accompanying notes are an integral part of these financial statements.

TEXAS GOHLKE PARTNERS, INC. STATEMENT OF OPERATIONS FOR THE INITIAL PERIOD ENDED JUNE 30, 2002

REVENUES NET OF PRODUCTION TAXES	$23,982

EXPENSES
Lease operations	67,040
Depreciation	18,785
Depletion	666
TOTAL EXPENSES	86,491
LOSS FROM OPERATIONS	(62,509)
OTHER INCOME (EXPENSE)	-
LOSS BEFORE INCOME TAXES	(62,509)
INCOME TAX BENEFIT	-
NET LOSS	$(62,509)
BASIC AND DILUTED NET LOSS PER COMMON SHARE	$(62.51)
WEIGHTED AVERAGE NUMBER OF COMMON
STOCK SHARES OUTSTANDING	1,000

The accompanying notes are an integral part of these financial statements.

TEXAS GOHLKE PARTNERS, INC. STATEMENT OF STOCKHOLDERS' EQUITY

	Common Stock			Total
	Number		Accumulated	Stockholders'
	of Shares	Amount	Deficit	Equity

Issuance of common stock for
working interest ownership
in oil and gas leases at an
average of $1,910 per share	1,000	$1,909,798	$-	$1,909,798

Loss for period ending
June 30, 2002	-	-	(62,509)	(62,509)

Balance, June 30, 2002	1,000	$1,909,798	$(62,509)	$1,847,289

The accompanying notes are an integral part of these financial statements.

TEXAS GOHLKE PARTNERS, INC. STATEMENT OF CASH FLOWS FOR THE INITIAL PERIOD ENDED JUNE 30, 2002

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(62,509)
Depreciation	18,785
Depletion	666
Increase in accrued oil and gas revenues receivable	(23,982)
Increase in accounts payable	67,040
Net cash provided by operating activities	-
CASH FLOWS FROM INVESTING ACTIVITIES	-
CASH FLOWS FROM FINANCING ACTIVITIES	-
Increase (decrease) in cash	-
Cash, beginning of period	-
Cash, end of period	$-
SUPPLEMENTAL CASH FLOW DISCLOSURES:
Interest paid	$-
Taxes paid	$-

NON-CASH INVESTING AND FINANCING TRANSACTIONS:
Stock issued for working interest ownership in oil and gas
properties	$1,909,798

The accompanying notes are an integral part of these financial statements.

TEXAS GOHLKE PARTNERS, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2002

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Texas Gohlke Partners, Inc. (hereinafter "Gohlke" or "the Company") was incorporated on May 31, 2002 under the laws of the State of Texas primarily for the purpose of purchasing, developing and operating oil and gas leases in the Helen Gohlke Field of Victoria and DeWitt Counties, Texas. The Company's major assets consist of a 100% working interest ownership and a 70% net revenue interest in the Helen Gohlke Field located in Victoria and DeWitt Counties, Texas. This working interest ownership position consists of interests in 8 producing wells, 2 saltwater disposal wells and a full natural gas gathering system. The Company plans additional development before expiration of the leasehold.

On September 18, 2002, subsequent to the date of these financial statements, the Company was acquired by TexEn Oil and Gas, Inc. (hereinafter "TexEn") through the shareholder exchange of its common stock for a total 4,000,000 shares of the common stock of TexEn. This transaction was considered to be with a related party as Gohlke's president was also a shareholder of TexEn. The transaction was valued by TexEn at the fair market value of the TexEn's common stock on the settlement date with the exception of shares allocated to a "promoter" as established by the Securities and Exchange Commission.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies is presented to assist in understanding the financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America, and have been consistently applied in the preparation of the financial statements.

Accounting Method
The Company uses the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America.

Use of Estimates
The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

TEXAS GOHLKE PARTNERS, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2002

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash and Cash Equivalents
For purposes of its statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments
The carrying amounts for accrued oil and gas runs and accounts payable approximate their fair value.

Exploration Costs
In accordance with accounting principles generally accepted in the United States of America, the Company expensed exploration costs of mineral properties as incurred.

Compensated Absences
The Company's policy is to recognize the cost of compensated absences when actually paid to employees. If the amount were estimatible, it would not be currently recognized as the amount would be deemed immaterial.

Basic and Diluted Loss Per Share
Net loss per share was computed by dividing the net loss by the weighted average number of shares outstanding during the period. The weighted average number of shares was calculated by taking the number of shares outstanding and weighting them by the amount of time that they were outstanding. Basic and diluted net loss per share were the same, as there were no common stock equivalents outstanding.

Property and Equipment
Wells and related equipment and facilities, support equipment and facilities and other property and equipment are carried at cost. Depreciation is computed on the straight-line method over the estimated useful lives of the related assets, which range from five to ten years. Depreciation amounted to $18,785 for the initial period ended June 30, 2002.

Derivative Instruments
The Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB No. 133", and SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities", which is effective for the Company upon inception. These standards establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. They require that an entity recognize all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value.

TEXAS GOHLKE PARTNERS, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2002

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Derivative Instruments (Continued)
If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

At June 30, 2002 and for the initial period then ended, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

Oil and Gas Properties
The Company uses the successful efforts method of accounting for oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties, to drill and equip exploratory wells that find proved reserves, and to drill and equip development wells are capitalized. Costs to drill exploratory wells that do not find proved reserves, geological and geophysical costs, and costs of carrying and retaining unproved properties are expensed.

Unproved oil and gas properties that are individually significant are periodically assessed for impairment of value and a loss is recognized at the time of impairment by providing an impairment allowance. Other unproved properties are amortized based on the Company's experience of successful drilling and average holding period. Capitalized costs of producing oil and gas properties, after considering estimated dismantlement and abandonment costs and estimated salvage values, are depreciated and depleted by the unit-of-production method. Support equipment and other property and equipment are depreciated over their estimated useful lives.

On the sale of an entire interest in an unproved property, gain or loss on the sale is recognized, taking into consideration the amount of any recorded impairment if the property has been assessed individually. If a partial interest in an unproved property is sold, the amount received is treated as a reduction of the cost of the interest retained.

Capitalized Interest
The Company capitalizes interest on expenditures for significant exploration and development projects while activities are in progress to bring the assets to their intended use. No amounts of interest were capitalized in the initial period ended June 30, 2002.

TEXAS GOHLKE PARTNERS, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2002

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Provision for Taxes
Income taxes are provided based upon the liability method of accounting pursuant to SFAS No. 109 "Accounting for Income Taxes." Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year end. A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the "more likely than not" standard imposed by SFAS No. 109 to allow recognition of such an asset.

At June 30, 2002, the Company had net deferred tax assets of approximately $10,000, principally arising from net operating loss carryforwards for income tax purposes. As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the net deferred tax asset, a valuation allowance equal to the net deferred tax asset has been established at June 30, 2002.

At June 30, 2002, the Company has net operating loss carryforwards of approximately $60,000, which expire in the year 2022. The utilization of the net operating loss carryforwards could be limited due to a change in ownership.

Going Concern
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.

As shown in the accompanying financial statements, the Company has incurred an accumulated deficit in the amount of $62,509 for the initial period period of May 31, 2002 (inception) to June 30, 2002 and has negative working capital. The future of the Company is dependent upon its ability to obtain financing and upon future successful explorations for and profitable operations from the development of oil and gas properties. Management has plans to seek additional capital pursuant to its subsequent acquisition by TexEn Oil and Gas, Inc. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

TEXAS GOHLKE PARTNERS, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2002

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Environmental Remediation and Compliance
Expenditures for ongoing compliance with environmental regulations that relate to current operations are expensed or capitalized as appropriate. Expenditures resulting from the remediation of existing conditions caused by past operations that do not contribute to future revenue generations are expensed. Liabilities are recognized when environmental assessments indicate that remediation efforts are probable and the costs can be reasonably estimated. Estimates of such liabilities are based upon currently available facts, existing technology and presently enacted laws and regulations taking into consideration the likely effects of inflation and other societal and economic factors, and include estimates of associated legal costs. These amounts also reflect prior experience in remediating contaminated sites, other companies' clean-up experience and data released by The Environmental Protection Agency (EPA) or other organizations. Such estimates are by their nature imprecise and can be expected to be revised over time because of changes in government regulations, operations, technology and inflation.

Recoveries are evaluated separately from the liability and, when recovery is assured, the Company records and reports an asset separately from the associated liability. At June 30, 2002, the Company had no accrued liabilities for compliance with environmental regulations.

Accounting Pronouncements
In September 2000, the Financial Accounting Standards Board issued SFAS No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities." This statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishment of liabilities and also provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000, and is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001.

The Company believes that the adoption of this standard will not have a material effect on the Company's results of operations or financial position.

TEXAS GOHLKE PARTNERS, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2002

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounting Pronouncements (continued)
In June 2001, the Financial Accounting Standards Board issued SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets". SFAS No. 141 provides for the elimination of the pooling-of-interests method of accounting for business combinations with an acquisition date of July 1, 2001 or later. SFAS No. 142 prohibits the amortization of goodwill and other intangible assets with indefinite lives and requires periodic reassessment of the underlying value of such assets for impairment. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001. An early adoption provision exists of companies with fiscal years beginning after March 15, 2001. Upon inception, the Company adopted SFAS No. 142. Application of the nonamortization provision of SFAS No. 142 did not affect the Company's operating results in the initial period ended June 30, 2002. The Company is currently evaluating the impact of the transitional provisions of the statement.

In October 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations" (SFAS No. 143). SFAS No. 143 establishes guidelines related to the retirement of tangible long-lived assets of the Company and the associated retirement costs. This statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived assets. This statement is effective for financial statements issued for the fiscal years beginning after June 15, 2002 and with earlier application encouraged. The Company adopted SFAS No. 143 which did not have a material impact on the financial statements of the Company at June 30, 2002.

In October 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" (SFAS No. 144). SFAS No. 144 replaces SFAS 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." This standard establishes a single accounting model for long-lived assets to be disposed of by sale, including discontinued operations. SFAS No. 144 required that these long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or discontinued operations. This statement is effective beginning for fiscal years after December 15, 2001, with earlier application encouraged. The Company adopted SFAS No. 144 which did not impact the financial statements of the Company at June 30, 2002.

TEXAS GOHLKE PARTNERS, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2002

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounting Pronouncements (continued)
In April 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 145, "Recission of FASB Statements No. 44, 4 and 64, Amendment of FASB Statement No. 13, and Technical Corrections", which updates, clarifies and simplifies existing accounting pronouncements. FASB No. 4, which required all gains and losses from the extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related tax effect was rescinded, as a result, FASB 64, which amended FASB 4, was rescinded as it was no longer necessary. SFAS No. 145 amended FASB 13 to eliminate an inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. The Company's adoption of this statement has had no effect on its financial position or results of operations.

In June 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard No. 146, "Accounting for Costs Associated with Exit or Disposal Activities ("SFAS No. 146"). SFAS No. 146 addresses significant issues regarding the recognition, measurement, and reporting of costs associated with exit and disposal activities, including restructuring activities. SFAS No. 146 also addresses recognition of certain costs related to terminating a contract that is not a capital lease, costs to consolidate facilities or relocate employees, and termination benefits provided to employees that are involuntarily terminated under the terms of a one-time benefit arrangement that is not an ongoing benefit arrangement or an individual deferred-compensation contract. SFAS No. 146 was issued in June 2002 and is effective December 31, 2002 with early application encouraged. There has been no impact on the Company's financial position or results of operations from adopting SFAS No. 146.

NOTE 3 - COMMON STOCK

During the initial period ended June 30, 2002, the Company issued 1,000 shares of its common stock for a 100% working interest ownership and a 70% net revenue interest in the Helen Gohlke Field located in Victoria and DeWitt Counties, Texas. The transaction was valued at the historical cost contributed to these properties by the various holders of the working interests.

TEXAS GOHLKE PARTNERS, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2002

NOTE 4 - COMMITMENTS AND CONTINGENCIES

The Company plans to drill additional developmental wells in the Helen Gohlke Field. Management has not estimated the required capital and investment commitments therefore no accruals have been made in the accompanying financial statements.

The oil and gas exploration and development industry is inherently speculative and subject to complex environmental regulations. As of the date of these financial statements, the Company is unaware of any pending litigation or of any specific past or prospective environmental matters which could impair the value of its properties.

NOTE 5 - OIL AND GAS PROPERTIES

The Company's oil and gas producing activities are subject to laws and regulations controlling not only their exploration and development, but also the effect of such activities on the environment. Compliance with such laws and regulations may necessitate additional capital outlays, affect the economics of a project, and cause changes or delays in the Company's activities. The Company's oil and gas properties are valued at the lower of cost or net realizable value.

Helen Gohlke Field
During the initial period ended June 30, 2002, the Company acquired a 100% working interest ownership and a 70% net revenue interest in the Helen Gohlke Field of Victoria and DeWitt Counties, Texas through the issuance of its common stock. This working interest ownership position currently has 8 producing wells, 2 saltwater disposal wells and a full natural gas gathering system. Gohlke plans to drill additional developmental wells on the existing leasehold acreage and to purchase, farm-in or participate in the acquisition of additional leasehold acreage on which to drill more wells. At the present time, Gohlke has not targeted any new oil and gas leases for acquisition, however, Gohlke intends to acquire additional oil and gas leases from other entities which own mineral rights.

NOTE 6 - OIL AND GAS PRODUCING ACTIVITIES

The Securities and Exchange Commission defines proved oil and gas reserves as those estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recovered in future years from known reservoirs under existing economic and operating conditions. Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.

TEXAS GOHLKE PARTNERS, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2002

NOTE 6 - OIL AND GAS PRODUCING ACTIVITIES (Continued)

Natural gas reserves and petroleum reserves are estimated by independent petroleum engineers. The estimates include reserves in which Gohlke holds an economic interest under lease and operating agreements.

Reserves attributable to certain oil and gas discoveries are not considered proved as of June 30, 2002 due to geological, technical or economic uncertainties. Proved reserves do not include amounts that may result from extensions of currently proved areas or from application of enhanced recovery processes not yet determined to be commercial in specific reservoirs.

The Company has no supply contracts to purchase petroleum or natural gas from foreign governments.

The changes in proved reserves for the initial period ended June 30, 2002 were as follows:

	Petroleum Liquids (barrels) United States	Natural Gas (cubic feet) United States
Reserves at May 31, 2002	-	-
Purchases	79,709	6,745,842
Sales	(863)	(6,495)
Reserves at June 30, 2002	78,846	6,739,347

The aggregate amounts of capitalized costs relating to oil and gas producing activities and the related accumulated depreciation, depletion and amortization as of June 30, 2002 were as follows:

Proved properties	$331,832
Lease and well equipment	1,577,966
Less accumulated depreciation, depletion,
Amortization and impairment	(19,451)
Total capitalized costs	$1,890,347

Costs, both capitalized and expensed, incurred in oil and gas-producing activities during the initial period ended June 30, 2002 are set forth below. Property acquisition costs represent costs incurred to purchase or lease oil and gas properties. Exploration costs include costs of geological and geophysical activity and drilling exploratory wells. Development costs include costs of drilling and equipping development wells and construction of production facilities to extract, treat and store oil and gas.

TEXAS GOHLKE PARTNERS, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2002

NOTE 6 - OIL AND GAS PRODUCING ACTIVITIES (Continued)

Property acquisition costs:
Proved properties	$331,832
Lease and well equipment	1,577,966
Total expenditures	$1,909,798

Results of operations for oil and gas producing activities (including operating overhead) for the initial period ended June 30, 2002 were as follows:

Revenues	$23,982
Depreciation, depletion and amortization	19,451
Other operating expenses	67,040
Loss before income taxes	(62,509)
Income tax expense	-
Loss of operations from oil and gas producing activities	$(62,509)

The standardized measure of discounted estimated future net cash flows related to proved oil and gas reserves at June 30, 2002 was as follows:

Future cash flows	$4,100,000
Future development and production costs	(1,400,000)
Future income tax expense	(600,000)
Future net cash flows	2,100,000
10% annual discount	(1,300,000)
Standardized measure of discounted future net cash flows	$800,000

Future net cash flows were computed using period-end prices and gas to period-end quantities of proved reserves. Future price changes are considered only to the extent provided by contractual arrangements. Estimated future development and production costs are determined by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves at the end of the period, based on period-end costs and assuming continuation of existing economic conditions. Estimated future income tax expense is calculated by applying period-end statutory tax rates (adjusted for permanent differences and tax credits) to estimated future pretax net cash flows related to proved oil and gas reserves, less the tax basis of the properties involved.

TEXAS GOHLKE PARTNERS, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2002

NOTE 6 - OIL AND GAS PRODUCING ACTIVITIES (Continued)

These estimates are furnished and calculated in accordance with requirements of the Financial Accounting Standards Board and the SEC, and do not represent management's assessment of future profitability or future cash flows to Gohlke. Management's investments and operating decisions are based on reserves estimated that include proved reserves prescribed by the SEC as well as probable reserves, and on different price and cost assumptions from those used here.

It should be recognized that applying current costs and prices and a 10% standard discount rate does not convey absolute value. The discounted amounts arrived at are only one measure of the value of proved reserves.

NOTE 7 - SUBSEQUENT EVENTS

Subsequent to the date of these financial statements, on September 18, 2002, the Company's stockholders received 4,000,000 shares of the common stock of TexEn Oil & Gas, Inc. in exchange for all the common stock of Gohlke. This transaction is considered to be with a related party as Gohlke's president was also a shareholder of TexEn. The transaction was valued at the fair market value of the TexEn's common stock on the settlement date, with the exception of shares allocated to a "promoter" as established by the Securities and Exchange Commission.

TEXEN OIL & GAS, INC.
PROFORMA FINANCIAL INFORMATION

The following Proforma Combined Balance Sheet as of June 30, 2002 and Proforma Combined Statements of Operations for the year ended June 30, 2002 are unaudited. These proforma financial statements relate to the acquisition of Texas Gohlke Partners, Inc. by TexEn Oil & Gas, Inc. TexEn Oil & Gas, Inc. issued 4,000,000 shares of common stock for 100% of the outstanding common stock of Texas Gohlke Partners, Inc. as of September 18, 2002.

The proforma financial information has been prepared utilizing the historical financial statements of TexEn Oil & Gas, Inc., Texas Brookshire Partners, Inc. (a company acquired on July 15, 2002), and Texas Gohlke Partners, Inc. and should be read in conjunction with the separate historical financial statements and notes thereto of these companies for the respective periods presented.

The proforma financial information is based on the purchase method of accounting. The Proforma Combined Statements of Operations assume the acquisition had occurred at the beginning of the period presented in the statements. All intercompany accounts and transactions have been eliminated.

The proforma combined financial statements do not purport to be indicative of the financial positions and results of operations and cash flows which actually would have been obtained if the acquisition had occurred on the date indicated or the results which may be obtained in the future.

TEXEN OIL & GAS, INC. PROFORMA BALANCE SHEET JUNE 30, 2002

	HISTORICAL				PROFORMA
	Texas	Texas	TexEn
	Gohlke	Brookshire	Oil and
	Partners, Inc.	Partners, Inc.	Gas, Inc.		Adjustments	Total
ASSETS
CURRENT ASSETS
Accrued oil and gas revenues
receivable	$23,982	$20,458	$-		$-	$44,440
PROPERTY AND EQUIPMENT
Producing oil and gas properties	331,832	481,028	-		-	812,860
Non-producing oil and gas properties	-	7,196,139	-	(a)	8,107,131
				(b)	456,805	15,760,075
Lease and well equipment	1,577,966	590,670	-		-	2,168,636
Intangible drilling costs	-	1,102,916	-		-	1,102,916
Less accumulated depreciation, depletion,
amortization and impairment	(19,451)	(29,851)	-		-	(49,302)
TOTAL PROPERTY AND
EQUIPMENT	1,890,347	9,340,902	-		8,563,936	19,795,185

TOTAL ASSETS	$1,914,329	$9,361,360	$-		$8,563,936	$19,839,625
LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$67,040	$153,398	$3,817		$-	$224,255
Payable to related party	-	590	-		-	590
Accured interest payable	-	-	373		-	373
TOTAL CURRENT LIABILITIES	67,040	153,988	4,190		-	225,218
LONG-TERM LIABILITIES
Loan payable	-	-	10,000		-	10,000
COMMITMENTS AND CONTINGENCIES	-	-	-		-	-
STOCKHOLDERS' EQUITY
Common stock	1,909,798	9,342,610	454	(a)	(9,342,610)
				(b)	(1,909,798)	454
Additional paid-in capital	-	-	380,924	(a)	17,449,741
				(b)	2,366,603	20,197,268
Accumulated deficit	(62,509)	(135,238)	(395,568)		-	(593,315)
TOTAL STOCKHOLDERS'
EQUITY	1,847,289	9,207,372	(14,190)		8,563,936	19,604,407
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$1,914,329	$9,361,360	$-		$8,563,936	$19,839,625

OIL AND GAS, INC. PROFORMA COMBINED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 2002

	HISTORICAL			PROFORMA
	Texas	Texas	TexEn
	Gohlke	Brookshire	Oil and
	Partners, Inc.	Partners, Inc.	Gas, Inc.	Adjustments	Total

REVENUES NET OF PRODUCTION TAXES	$23,982	$74,192	$-	$-		$98,174

EXPENSES
Lease operations	67,040	168,827	-	-		235,867
Intangible drilling costs	-	10,347	-	-		10,347
Depreciation	18,785	14,671	-	-		33,456
Depletion	666	4,833	-	-		5,499
Dry hole costs	-	7,409	-	-		7,409
Legal and accounting	-	3,343	22,228	-		25,571
Other general and administrative expenses	-	-	1,707	-		1,707
TOTAL EXPENSES	86,491	209,430	23,935	-		319,856

OPERATING LOSS	(62,509)	(135,238)	(23,935)	-		(221,682)

OTHER INCOME (EXPENSE)
Interest expense	-	-	(373)	-		(373)
Loss on disposition of assets	-	-	(1,153)	-		(1,153)
TOTAL OTHER INCOME (EXPENSE)	-	-	(1,526)	-		(1,526)

LOSS BEFORE INCOME TAXES	(62,509)	(135,238)	(25,461)	-		(223,208)

INCOME TAX BENEFIT	-	-	-	-		-

NET LOSS	$(62,509)	$(135,238)	$(25,461)	$-		$(223,208)

BASIC AND DILUTED LOSS PER COMMON
SHARE	$(62.51)	$(173.83)	$ nil		$	nil

WEIGHTED AVERAGE NUMBER OF
COMMON STOCK SHARES OUTSTANDING	1,000	778	31,491,212			31,491,212

TEXEN OIL AND GAS, INC.

NOTES TO PROFORMA FINANCIAL STATEMENTS

The following transactions represent the Company's acquisitions reported upon in these proforma financial statements.

Transaction A
On July 15, 2002, Texen Oil and Gas, Inc. acquired Texas Brookshire Partners, Inc. through the exchange of stock. Common stock issued and outstanding was not affected because of a major shareholder rescinding shares of stock equal to the shares of stock issued for this acquisition. The Company recognized an increase of $8,107,131 in unproved properties due to the value of Texen stock given to non-affiliated shareholders exceeding the carryover basis by that amount. The market value of Texen Oil and Gas, Inc. common stock was $1.40 on July 15, 2002. The Company issued 15,376,103 shares of common stock as part of this acquisition. Non-affiliates represented 77% of these shareholders while affiliates and promoters represented 23% of the shareholders. The nonaffiliated shares represented $16,575,439 at the value of the stock and the affiliated shareholders represented $739,064 at their basis. Liabilities assumed, including accounts payable and payable to related party, totaled $153,988 as of July 15, 2002.

Transaction B
On September 18, 2002, Texen Oil and Gas, Inc. acquired Texas Gohlke Partners, Inc. through the exchange of stock. Common stock issued and outstanding was not affected because of a major shareholder rescinding shares of stock equal to the shares of stock issued for this acquisition. The Company recognized an increase of $456,805 in unproved properties due to the value of Texen stock given to non-affiliated shareholders exceeding the carryover basis by that amount. The Company recognized an increase of $456,805 in unproved properties due to the value of Texen stock given to non-affiliated shareholders exceeding the carryover basis by that amount. The market value of Texen Oil and Gas, Inc. common stock was $0.97 on September 18, 2002. The Company issued 4,000,000 shares of common stock as part of this acquisition. Non-affiliates represented 51% of these shareholders while affiliates and promoters represented 49% of the shareholders. The nonaffiliated shares represented $1,978,800 at the value of the stock and affiliated shareholders represented $459,374 at their basis. Liabilities assumed, including accounts payable totaled $120,000 as of September 18, 2002.

The proforma financial statements contain adjustments to characterize the transactions of Texen as those of the Company for the respective periods presented. The balance sheet for June 30, 2002 is contained in the separate financial statements of Texas Gohlke Partners, Inc. The activities presented on the proforma statement of operations contain the operations of Texas Gohlke Partners, Inc., Texas Brookshire Partners, Inc. and Texen Oil and Gas, Inc.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 8th day of April, 2003.

TEXEN OIL & GAS INC. (Registrant)
BY:	/s/ Robert Baker
Robert Baker President, Principal Executive Officer, Treasurer, Principal Financial Officer and a member of the Board of Directors.